EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2016 Third Quarter Earnings; Record Bookings of $235M; Record Shipments of $205M

  Company completed acquisitions of EpiWorks and ANADIGICS
  Q3 FY16 U.S. GAAP diluted EPS of $0.24 increased 4% compared to Q3 FY15
  Q3 FY16 Non-GAAP diluted EPS of $0.35 increased 52% compared to Q3 FY15
  “Non-GAAP” excludes the operating effects of acquisitions and related one-time items

PITTSBURGH, April 26, 2016 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI" or the "Company") today reported results for its third fiscal quarter ended March 31, 2016.

Francis J. Kramer, Chairman and Chief Executive Officer, said, “Our continued solid operating results, including bookings and margin, validate our strategy of investing in businesses with market leading products and vertically integrated worldwide manufacturing operations. With our acquisitions and investments to commence next quarter, we are accelerating the build out of a scalable semiconductor VCSEL laser platform. II-VI Photonics delivered a robust quarter, particularly from the optical communication markets. Our record bookings this quarter indicate that we expect to end the fourth quarter strong.”

	Table 1
	$ Millions, except per share amounts and %
	(Unaudited)

	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2016	2015	2015	2016	2015

Consolidated bookings (1)	$235.5	$207.7	$195.7	$630.4	$564.2
Non-GAAP bookings (1)(2)	$233.3	$207.7	$195.7	$628.2	$564.2

Consolidated revenues	$205.1	$191.5	$182.7	$585.8	$545.3
Non-GAAP revenues (2)	$200.9	$191.5	$182.7	$581.6	$545.3

Consolidated operating income	$19.4	$21.7	$17.7	$62.9	$53.6
Non-GAAP operating income (2)	$26.3	$21.7	$17.7	$70.1	$53.6

Net earnings	$14.9	$19.0	$14.5	$51.1	$48.9
Non-GAAP net earnings (3)	$21.8	$19.0	$14.5	$58.3	$41.8

Diluted earnings per share	$0.24	$0.30	$0.23	$0.81	$0.78
Non-GAAP diluted earnings per share (3)	$0.35	$0.30	$0.23	$0.93	$0.67

Other Selected Financial Metrics
Gross margin	37.9%	37.3%	36.0%	37.6%	36.1%

Operating margin	9.5%	11.3%	9.7%	10.7%	9.8%
Non-GAAP operating margin (2)	13.1%	11.3%	9.7%	12.1%	9.8%

EBITDA margin (4)	16.0%	19.1%	15.8%	18.0%	18.1%
Non-GAAP EBITDA margin (3) (4)	19.5%	19.1%	15.8%	19.3%	16.7%

Return on sales	7.3%	9.9%	7.9%	8.7%	9.0%
Non-GAAP return on sales (3)	10.9%	9.9%	7.9%	10.0%	7.7%

(1) Bookings are orders the Company expects to convert to revenues within the next twelve months.
(2) Excludes the Company’s recent acquisitions of EpiWorks and ANADIGICS. See Table 2 for reconciliation.
(3) Excludes acquired businesses and one-time expenses in fiscal year 2016 and one-time settlement received in fiscal year 2015 related to certain payment obligations from the prior year. See Tables 7 and 8 for Reconciliation of Reported Earnings to Non-GAAP Earnings.
(4) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.

As discussed below under “Use of Non-GAAP Financial Measures,” the Company is presenting certain non-GAAP financial measures in this release. Investors should consider non-GAAP adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with generally accepted accounting principles ("GAAP"). Please refer to the attached schedules for the applicable GAAP to non-GAAP reconciliations.

Outlook

The outlook for our operations without acquisition effects (non-GAAP) for the fourth fiscal quarter ending June 30, 2016 is revenue of $200 million to $210 million and earnings per share of $0.25 to $0.29.  On a consolidated basis, revenue is expected to be between $210 million to $225 million and earnings per share is expected to be $0.22 to $0.24, excluding one-time items and the effects of our actions underway to improve operating efficiencies.  This is all at prevailing exchange rates and all earnings per share comments refer to diluted shares. Comparable results for the quarter ended June 30, 2015 were revenues of $196.7 million and diluted earnings per share of $0.27. As discussed in more detail below, actual results may differ from these forecasts due to various factors including, but not limited to, changes in product demand, competition and general economic conditions.

Segment Information

Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.

Table 2
$ Millions, except %
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2016	2015	2015	2016	2015
Bookings:
Non-GAAP II-VI Laser Solutions	$79.6	$66.4	$72.8	$215.1	$210.3
Acquired businesses	2.2	-	-	2.2	-
Consolidated II-VI Laser Solutions	81.8	66.4	72.8	217.3	210.3
II-VI Photonics	103.0	97.5	72.0	265.7	204.4
II-VI Performance Products	50.7	43.8	50.9	147.4	149.5
Total bookings	$235.5	$207.7	$195.7	$630.4	$564.2

Revenues:
Non-GAAP II-VI Laser Solutions	$69.6	$70.2	$73.3	$211.4	$213.8
Acquired businesses	4.2	-	-	4.2	-
Consolidated II-VI Laser Solutions	$73.8	$70.2	$73.3	$215.6	$213.8
II-VI Photonics	80.6	74.3	64.3	226.8	188.8
II-VI Performance Products	50.7	47.0	45.1	143.4	142.7
Total revenues	$205.1	$191.5	$182.7	$585.8	$545.3

Operating Income:
Non-GAAP II-VI Laser Solutions	$12.3	$11.2	$14.1	$36.0	$39.2
Acquired businesses & one-time expenses	(6.9)	-	-	(7.2)	-
Consolidated II-VI Laser Solutions	$5.4	$11.2	$14.1	$28.8	$39.2
II-VI Photonics	9.6	7.4	0.6	23.3	3.1
II-VI Performance Products	4.4	3.1	3.0	10.8	11.3
Total operating income	$19.4	$21.7	$17.7	$62.9	$53.6

Non-GAAP operating income	$26.3	$21.7	$17.7	$70.1	$53.6

Operating Margin:
Non-GAAP II-VI Laser Solutions	18.1%	16.0%	19.2%	17.0%	18.3%
Consolidated II-VI Laser Solutions	7.3%	16.0%	19.2%	13.4%	18.3%
II-VI Photonics	11.9%	10.0%	0.9%	10.3%	1.6%
II-VI Performance Products	8.7%	6.6%	6.7%	7.5%	7.9%
Total operating margin	9.5%	11.3%	9.7%	10.7%	9.8%
Total Non-GAAP operating margin	13.1%	11.3%	9.7%	12.1%	9.8%

Table 3 is a reconciliation of Operating Income reported in this press release to reported Net Earnings.

Table 3
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2016	2015	2015	2016	2015

Non-GAAP operating income	$26.3	$21.7	$17.7	$70.1	$53.6
Acquired businesses and one-time expenses, net of taxes	6.9	-	-	7.2	-
Operating income	$19.4	$21.7	$17.7	$62.9	$53.6
Interest expense	0.8	0.6	0.9	2.0	3.1
Other expense (income), net	1.3	(1.1)	1.5	(0.8)	(6.1)
Income taxes	2.4	3.2	0.8	10.6	7.7
Net Earnings	$14.9	$19.0	$14.5	$51.1	$48.9

Table 4 is a reconciliation of Operating Income reported in this press release to reported EBITDA.

Table 4
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2016	2015	2015	2016	2015

Operating income	$19.4	$21.7	$17.7	$62.9	$53.6
Depreciation and amortization	14.7	13.8	12.6	41.8	39.2
Other income (expense)	(1.3)	1.1	(1.5)	0.8	6.1
Acquired businesses and one-time expenses, pre-tax	7.1	-	-	7.4	-
Acquired depreciation and amortization	(0.8)	-	-	(0.8)	-
Settlement agreement	-	-	-	-	(7.7)
Non-GAAP EBITDA	$39.1	$36.6	$28.8	$112.1	$91.2

Table 5 is a reconciliation of EBITDA reported in this press release to reported Net Earnings.

Table 5
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2016	2015	2015	2016	2015

Non-GAAP EBITDA	$39.1	$36.6	$28.8	$112.1	$91.2
Acquired businesses and one-time expenses, pre-tax	(7.1)	-	-	(7.4)	-
Acquired depreciation and amortization	0.8	-	-	0.8	-
Settlement agreement	-	-	-	-	7.7
EBITDA	32.8	36.6	28.8	105.5	98.9
Interest expense	0.8	0.6	0.9	2.0	3.1
Depreciation and amortization	14.7	13.8	12.6	41.8	39.2
Income taxes	2.4	3.2	0.8	10.6	7.7
Net Earnings	$14.9	$19.0	$14.5	$51.1	$48.9

Table 6 is a table of other selected financial information.

Table 6
$ Millions, except share information
(Unaudited)	Three Months Ended			Nine Months Ended

	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2016	2015	2015	2016	2015

Cash paid for capital expenditures	$13.5	$9.8	$8.6	$32.7	$40.2
Net borrowings (payments) on indebtedness	$116.2	$(16.0)	$(24.5)	$86.7	$(53.5)
Share-based compensation expense, pre-tax	$1.6	$2.9	$2.6	$8.5	$8.6
Cash paid for shares repurchased through the Company’s share repurchase program	$-	$0.4	$1.4	$6.3	$12.7
Shares repurchased through the Company’s share repurchase program	-	25,200	82,115	380,538	936,049
Average diluted shares outstanding	63,052,772	62,672,510	62,512,551	62,818,071	62,604,672

Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Tuesday, April 26, 2016 to discuss these results. The conference call will be broadcast live over the internet and can be accessed by all interested parties from the Company's website at www.ii-vi.com as well as at http://tinyurl.com/ju4e2z6. A replay of the webcast will be available for two weeks following the call.

Use of Non-GAAP Financial Measures

The Company has disclosed adjusted financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The adjusted non-GAAP net earnings and adjusted non-GAAP earnings per share measure the earnings of the Company, excluding non-recurring or unusual items that are considered by management to be outside of the Company’s standard operations. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and opto-electronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, with research and development, manufacturing, sales, service, and distribution facilities worldwide, the Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms including integrated with advanced software to enable our customers.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other "Risk Factors" discussed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company's ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; and/or (vii) the Company's ability to devise and execute strategies to respond to market conditions. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2016	2015	2015
Revenues
Net sales:
Domestic	$74,884	$74,177	$68,233
International	130,221	117,257	114,476
Total Revenues	205,105	191,434	182,709

Costs, Expenses & Other Expense (Income)
Cost of goods sold	127,436	120,090	116,984
Internal research and development	14,946	12,155	12,874
Selling, general and administrative	43,333	37,408	35,192
Interest expense	769	597	844
Other expense (income), net	1,257	(994)	1,534
Total Costs, Expenses, & Other Expense (Income)	187,741	169,256	167,428

Earnings Before Income Taxes	17,364	22,178	15,281

Income Taxes	2,426	3,187	773

Net Earnings	$14,938	$18,991	$14,508

Diluted Earnings Per Share:	$0.24	$0.30	$0.23

Basic Earnings Per Share:	$0.24	$0.31	$0.24

Average Shares Outstanding - Diluted	63,053	62,673	62,513
Average Shares Outstanding - Basic	61,369	61,165	61,082

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Nine Months Ended
	March 31,	March 31,
	2016	2015
Revenues
Net sales:
Domestic	$219,812	$198,909
International	365,934	346,369
Total Revenues	585,746	545,278

Costs, Expenses & Other Expense (Income)
Cost of goods sold	365,544	348,676
Internal research and development	40,252	38,662
Selling, general and administrative	117,051	104,354
Interest expense	2,015	3,086
Other expense (income), net	(794)	(6,079)
Total Costs, Expenses, & Other Expense (Income)	524,068	488,699

Earnings Before Income Taxes	61,678	56,579

Income Taxes	10,535	7,673

Net Earnings	$51,143	$48,906

Diluted Earnings Per Share:	$0.81	$0.78

Basic Earnings Per Share:	$0.83	$0.80

Average Shares Outstanding - Diluted	62,818	62,605
Average Shares Outstanding - Basic	61,252	61,319

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited) ($000)

	March 31,	June 30,
	2016	2015
Assets
Current Assets
Cash and cash equivalents	$187,373	$173,634
Accounts receivable	148,648	140,772
Inventories	181,788	164,388
Deferred income taxes	-	13,260
Prepaid and refundable income taxes	7,650	6,881
Prepaid and other current assets	14,927	14,033
Total Current Assets	540,386	512,968
Property, plant & equipment, net	253,142	203,812
Goodwill	239,337	195,894
Other intangible assets, net	156,253	122,462
Investment	12,567	11,914
Deferred income taxes	11,406	2,210
Other assets	9,304	8,904
Total Assets	$1,222,395	$1,058,164

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$20,000	$20,000
Accounts payable	47,545	45,275
Accruals and other current liabilities	80,351	73,881
Total Current Liabilities	147,896	139,156
Long-term debt	242,871	155,957
Deferred income taxes	21,195	7,105
Other liabilities	32,240	26,865
Total Liabilities	444,202	329,083
Total Shareholders’ Equity	778,193	729,081
Total Liabilities and Shareholders’ Equity	$1,222,395	$1,058,164

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited) ($000)

	Nine Months Ended
	March 31,
	2016	2015
Cash Flows from Operating Activities
Net cash provided by operating activities	$81,236	$85,703

Cash Flows from Investing Activities
Additions to property, plant and equipment	(32,743)	(40,163)
Purchases of businesses, net of cash acquired	(118,657)	-
Proceeds from the sale of property, plant and equipment	92	64
Net cash used in investing activities	(151,308)	(40,099)

Cash Flows from Financing Activities
Proceeds from borrowings	125,200	3,000
Payments on borrowings	(38,500)	(56,500)
Purchases of treasury stock	(6,284)	(12,729)
Payments on earn-out arrangements	-	(2,350)
Proceeds from exercises of stock options	7,444	4,058
Other financing activities	(1,887)	(610)
Net cash provided by (used in) financing activities	85,973	(65,131)

Effect of exchange rate changes on cash and cash equivalents	(2,162)	(430)

Net increase (decrease) in cash and cash equivalents	13,739	(19,957)

Cash and Cash Equivalents at Beginning of Period	173,634	174,660
Cash and Cash Equivalents at End of Period	$187,373	$154,703

Table 7
II-VI Incorporated and Subsidiaries
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)

Reconciliation of Reported Earnings to Non-GAAP Earnings
(Unaudited)

	Three Months Ended

	Mar 31,	Dec 31,	Mar 31,
	2016	2015	2015

Reported Earnings	$14.9	$19.0	$14.5

Add back acquired businesses:
EpiWorks and ANADIGICS	1.8	-	-

Add back one-time items:
Acquisition transaction expenses and one-time expenses:	5.3	-	-

Income tax impact of one-time items	(0.2)	-	-

Adjusted Non-GAAP Earnings	$21.8	$19.0	$14.5

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share:	$0.24	$0.30	$0.23
Earnings - Basic Earnings Per Share:	$0.24	$0.31	$0.24

Per share, After-Tax Impact of Special Items on:
Earnings - Diluted Earnings Per Share:	$0.11	$-	$-
Earnings - Basic Earnings Per Share:	$0.11	$-	$-

Adjusted Non-GAAP Earnings:
Adjusted Non-GAAP Earnings - Diluted Earnings Per Share:	$0.35	$0.30	$0.23
Adjusted Non-GAAP Earnings - Basic Earnings Per Share:	$0.36	$0.31	$0.24

Table 8
II-VI Incorporated and Subsidiaries
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)

Reconciliation of Reported Earnings to Non-GAAP Earnings
(Unaudited)

	Nine Months Ended

	Mar 31,	Mar 31,
	2016	2015

Reported Earnings	$51.1	$48.9

Add back acquired businesses:
EpiWorks and ANADIGICS	1.8	-

Add back one-time items:
Acquisition transaction expenses and one-time expenses:	5.6	-

Subtract:
Settlement agreement	-	(7.7)

Income tax impact	(0.2)	0.6

Adjusted Non-GAAP Earnings	$58.3	$41.8

Per share data:
Reported Earnings:
Earnings - Diluted Earnings Per Share:	$0.81	$0.78
Earnings - Basic Earnings Per Share:	$0.83	$0.80

Per share, After-Tax Impact of Special Items on:
Earnings - Diluted Earnings Per Share:	$0.11	$(0.11)
Earnings - Basic Earnings Per Share:	$0.12	$(0.12)

Adjusted Non-GAAP Earnings:
Adjusted Non-GAAP Earnings - Diluted Earnings Per Share:	$0.93	$0.67
Adjusted Non-GAAP Earnings - Basic Earnings Per Share:	$0.95	$0.68

CONTACT:
II-VI Incorporated
Mary Jane Raymond, Chief Financial Officer
(724) 352-4455